EXHIBIT 32.1

AIRTRAN HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of AirTran Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2007, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph B. Leonard, Chairman and Chief Executive Officer and Stanley J Gadek, Senior Vice President Finance and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 9, 2007	By:	/s/ JOSEPH B. LEONARD
Joseph B. Leonard
Chairman and Chief Executive Officer

	By:	/S/ STANLEY J. GADEK
Stanley J. Gadek
Senior Vice President, Finance, Treasurer and
Chief Financial Officer